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                                                                      Exhibit 10

                        AMENDMENT TO REPURCHASE AGREEMENT

         This Amendment to Repurchase Agreement is dated as of December 10, 1998 (the "Amendment"), by and among New Directions Manufacturing, Inc., a Nevada corporation (the "Company") and the individuals listed in Exhibit A hereto (collectively, the "Shareholders"). All undefined capitalized terms shall have the meanings set forth for them in the Repurchase Agreement among the Parties hereto effective as of March 17, 1998 (the "Agreement").

         1. Section 3.2, Repurchase Price, is hereby amended to read as follows:

                  3.2 Repurchase Price. The repurchase price of the Shares which the Company must purchase pursuant to the Repurchase Requirement (the "Repurchase Price") shall be the greater of (i) the average closing bid price for the Stock over the last sixty (60) trading days; or (ii) one dollar ($1.00) per Share. However, in any event, the total Repurchase Price cannot exceed the amount of the proceeds of the life insurance policy as set forth in Exhibit A.

         2. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         3. This Amendment shall be governed and construed in accordance with the laws of the State of Nevada.

         4. Except as otherwise set forth herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to Repurchase Agreement as of the date first above written.

                                   THE COMPANY

                                   NEW DIRECTIONS MANUFACTURING, INC.
                                   A Nevada corporation

                                   /s/ Donald A. Metke
                                   -------------------
                                   BY: Donald A. Metke
                                   ITS: President

                                   THE SHAREHOLDERS

                                   [As set forth in Exhibit A]
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                                    EXHIBIT A

                                  SHAREHOLDERS

                                                                     AMOUNT OF
      SHAREHOLDER NAME               SHAREHOLDER SIGNATURE     LIFE INSURANCE POLICY
      ----------------               ---------------------     ---------------------
Donald A. Metke                      /s/ Donald A. Metke             $510,000
                                     ---------------------
SPOUSAL CONSENT:
Joanne B. Metke                      /s/ Joanne B. Metke
                                     ---------------------

Jack Horner, Jr.                     /s/ Jack Horner, Jr.            $510,000
                                     ---------------------

SPOUSAL CONSENT:
Leslie Horner                        /s/ Leslie Horner
                                     ---------------------

Sean F. Lee                          /s/ Sean F. Lee                $1,410,000
                                     ---------------------

SPOUSAL CONSENT:
Lee Family Limited Partnership       /s/ Janet H. Lee
                                     ---------------------


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